UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 19, 2003
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                           GTECH Holdings Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


           1-11250                                        05-0451021
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(Commission file number)                   (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 12.          Results of Operations and Financial Condition.
                  ----------------------------------------------

This Report incorporates by reference: (a) the press release issued by GTECH on June 19, 2003 respecting GTECH's fiscal 2004 first quarter results, which is attached as Exhibit 99(a) hereto, and (b) the scripts for GTECH's fiscal 2004 first quarter earnings conference call held on June 19, 2003, which are attached as Exhibit 99(b) hereto.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GTECH HOLDINGS CORPORATION


                             By:      /s/ Marc A. Crisafulli
                                      -----------------------------------------
                                      Marc A. Crisafulli
                                      Senior Vice President and General Counsel

Dated:  June 19, 2003

                                  Exhibit Index

  Exhibit Number                  Description
  ----------------------          --------------

  Exhibit 99(a)                   Press Release dated June 19, 2003

  Exhibit 99(b)                   June 19, 2003 Earnings Conference Call Scripts